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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of earliest event reported): May 18, 2001 (April 12, 2001)
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                                  ARMITEC, INC.


Delaware                           0-11419                      22-2435595
--------                           -------                      ----------
(State or other                (Commission File                (IRS Employer
jurisdiction of                      No.)                         ID No.)
incorporation)



                 1295 West Garmon Road, N.W., Atlanta, GA, 30327
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                    (Address of principal executive offices)



                                  404-352-8000
                                  ------------
              (Registrant's telephone number, including area code)



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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EXPLANATORY NOTE

         This Form 8-K/A amends a Form 8-K filed by the registrant with the Securities and Exchange Commission on May 2, 2001.

Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         The registrant has engaged Braverman & Company, P.C. as its principal accountant to replace its former principal accountant, Moore Stephens Tiller LLC. The decision to dismiss Moore Stephens Tiller LLC was approved by the Board of Directors of registrant. Neither of the reports of the former principal accountants on the financial statements for the fiscal year ending August 31, 1999, or for the four-months ending December 31, 1999, for Armitec, Inc. (formerly Family Health Systems, Inc.) contained an adverse opinion or disclaimer of opinion, nor was either qualified or modified as to uncertainty, audit scope, or accounting principles. During the two most recent fiscal years, the audited period ending August 31, 1999, the subsequent audited interim period through December 31, 1999, and the subsequent interim period preceding the dismissal, there were no disagreement(s) with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former account, would have caused it to make reference to the subject matter or the disagreement(s) in connection with its reports. During the audited period ending August 31, 1999, and the subject audited interim period, the registrant has not consulted Moore Stephens Tiller LLC, regarding any matter requiring disclosure under Regulation 8-K, Item 304(a)(2). The registrant has provided Moore Stephens Tiller LLC, a copy of this disclosure and has requested that Moore Stephens Tiller LLC furnish it with a letter addressed to the U.S. Securities and Exchange Commission dated May 16, 2001 which is filed as Exhibit No. 1 to this report on Form 8-K/A.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (C)      Exhibit No. 1

         Letter - Moore Stephens Tiller LLC


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                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                   ARMITEC, INC.
                                                   (Registrant)


Dated: May 18, 2001                By  /s/ Bruce R. Davis
                                       -----------------------------------------
                                       Bruce R. Davis
                                       President








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